UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

For Registration of Certain Classes of Securities
Pursuant to Section 12(b) or 12(g) of the
Securities Exchange Act of 1934

ConvexityShares Trust

(Exact name of registrant as specified in its charter)

Delaware	(see below)
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

7 Roszel Road, Suite 1A, Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common units of ConvexityShares Daily 1.5x SPIKES Futures ETF, a series of the Registrant	NYSE Arca Inc.
Common units of ConvexityShares 1x SPIKES Futures ETF, a series of the Registrant	NYSE Arca Inc.

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-199190

Securities to be registered pursuant to Section 12(g) of the Act:

None
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of the Registrant’s Securities to be Registered

The securities to be registered hereby are units of ConvexityShares Daily 1.5x SPIKES Futures ETF and ConvexityShares 1x SPIKES Futures ETF (each a “Fund” and, together, the “Funds”), each a series of the Registrant. The description of the units of each Fund set forth in the ConvexityShares Trust (the “Trust”) Registration Statement on Form S-1/A (File No. 333-256463) filed with the Securities and Exchange Commission on May 10, 2022, as amended from time to time (the “Registration Statement”), is hereby incorporated by reference herein. Any form of prospectus or prospectus supplement to the Registration Statement that includes such description and is subsequently filed is hereby also incorporated by reference herein.

The Fund to which this filing relates and its I.R.S. Employer Identification Number is as follows:

Title of Each Class of Securities to be Registered	IRS Employer ID Number

ConvexityShares Daily 1.5x SPIKES Futures ETF	87-1349677
ConvexityShares 1x SPIKES Futures ETF	87-1316861

Item 2.	Exhibits

The following exhibits to this registration statement on Form 8-A are incorporated by reference from the documents specified which have been filed with the Securities and Exchange Commission.

Exhibit No.	Description
1	ConvexityShares Trust Form S-1/A Registration Statement, as amended (File No. 333-256463), filed with the Securities and Exchange Commission on May 10, 2022 (incorporated herein by reference).
2	Declaration of Trust and Trust Agreement, incorporated herein by reference to Exhibit 3.1 to the Trust’s Registration Statement (File No. 333-256463) filed on May 25, 2021.
3	Certificate of Trust of ConvexityShares Trust, incorporated herein by reference to Exhibit 3.2 to the Trust’s Registration Statement (File No. 333-256463) filed on May 25, 2021.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 9, 2022	ConvexityShares Trust

By: ConvexityShares, LLC,
as Sponsor

	By:	/s/ John Zhu
John Zhu Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1	ConvexityShares Trust Form S-1/A Registration Statement, as amended (File No. 333-256463), filed with the Securities and Exchange Commission on May 10, 2022 (incorporated herein by reference).
2	Declaration of Trust and Trust Agreement, incorporated herein by reference to Exhibit 3.1 to the Trust’s Registration Statement (File No. 333-256463) filed on May 25, 2021.
3	Certificate of Trust of ConvexityShares Trust, incorporated herein by reference to Exhibit 3.2 to the Trust’s Registration Statement (File No. 333-256463) filed on May 25, 2021.

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